                                                                    EXHIBIT 10.7

ORACLE(R)                                        NETWORK LICENSE ORDER FORM

CUSTOMER NAME:      New York Mercantile Exchange Inc.              CONTRACT ADMINISTRATOR:   Debra Bibsugbire
CUSTOMER LOCATION:  One North End Avenue                                            PHONE:   212-299-2818
                    New York, NY 10282                                              FAX:     212-301-4631

                       TECHNICAL CONTACT: Larry Scheinberg

                           ORACLE CONTRACT INFORMATION

AGREEMENT:          Software License and Services Agreement

AGREEMENT NAME:     SLSA-49438-06-JAN-95
                    This Network License Order Form and attachment(s) ("Order
                    Form") are placed in accordance with the agreement specified above ("Agreement") Customer hereby orders the Program licenses described herein for use in the United
                    States, unless other wise specified. The "Network" is defined as any number of Computers of the Designated Systems listed in this Order Form, except for Computer-based or Processor-based licenses or other similar licenses as specified herein.

A.       DESIGNATED SYSTEMS/PROGRAMS

               Make/Model:    DEC ALPHA                 Make/Model:     DEC VAX
         Operating System:    UNIX                Operating System:     OPENVMS
                    Media:    CD                             Media:     CD

                                                                                           List                         Net
Description                       Quantity        License Level       License Type     License Fee     Discount %    License Fee
-----------                       --------        -------------       ------------     -----------     ----------    -----------
Per User Licenses:
For use in the U.S.
Oracle8 Personal Edition             16             Full Use              Named            $6,320          60%            $2,528
Oracle8 Enterprise Edition           64             Full Use           Concurrent        $119,680          60%           $47,872
* Diagnostic Pack                    32             Full Use           Concurrent          $3,840          60%            $1,536
* Tuning Pack                        32             Full Use           Concurrent          $3,840          60%            $1,536
Programmer/2000                      16             Full Use            Developer         $15,920          60%            $6,368

# Oracle Rdb Server                 802             Full Use              Named          $749,870          60%          $299,948
# Oracle TRACE/Expert Option        802             Full Use              Named           $48,120          60%           $19,248
# Oracle Programmer for RDB           2             Full Use            Developer          $1,990          60%              $796
# CDD/Repository                      2             Full Use            Developer          $6,000          60%            $2,400

                                                      NET LICENSE FEES:               $   382,232
             INITIAL YEAR ANNUAL TECHNICAL SILVER AND GOLD SUPPORT FEE:               $166,309.00
                                                            TOTAL FEES:               $   548,541
                                                                                      -----------

* Whenever the Oracle8 option Programs specified above are installed on a specific Computer under this Order Form, the quantity of each applicable License Type for such Programs needs to match the quantity of each applicable License Type of the Oreacle8 on that same computer.

Programs marked with a # above shall receive annual Oracle Gold Technical Support pursuant to the Technical Support Policies in effect as of the Effective Date of this Order Form. All Programs not marked with a # shall receive annual Oracle Silver Technical Support and shall not be entitled to receive any of the benefits associated with annual Gold Technical Support Services.

ORACLE(R)

B.       GENERAL TERMS

1. Customer Definition. For purposes of this Order Form, Customer shall be defined as the company listed at the head of this Order Form and its majority owned subsidiaries located in the U.S. as of the Effective Date. Before accessing the Programs, each subsidiary must agree in writing to be bound by the terms of the Agreement and this Order Form.

2. Technical Support. Annual Gold and Silver Technical Support services ordered by Customer will be provided under Oracle's Technical Support policies and pricing in effect on the date Technical Support is ordered and shall be effective upon shipment (or upon Order Form Effective Date for products not requiring shipment); first year Technical Support is quoted above, if ordered. All Program licensed marked with a # in Section A above shall receive annual Gold Support. Oracle 8 Personal Edition, Oracle8 Enterprise Edition, Diagnostics Pack, Tuning Pack, and Oracle Programmer shall receive annual Silver Technical Support. These Program licenses shall not be entitled to receive any of the benefits associated with the annual Gold Technical Support services provided to all other Program licenses on this Order Form. Fees for Gold and Silver Technical Support are due and payable annually in advance.

3. Technical Support Cap. For up to 6 years from the end of the Technical Support period specified in Section B3 above, Customer may acquire Gold Technical Support services for all the Programs licensed in the U.S. under this Order Form marked with a # in Section A above, and Silver Technical Support services for Oracle8 Personal Edition, Oracle8 Enterprise Edition, Diagnostics Pack, Tuning Pack, and Oracle Programmer (except for licenses that are modified or are added to this Order Form after the Effective Date), for an annual fee not to increase each year by more than 8% of the Technical Support fee paid by Customer for similar Technical Support services in the preceding year (excluding any Support fee credit issued for terminated licenses), provided Customer continuously maintains Technical Support services during such period. Thereafter, Customer may obtain annual Technical Support services from Oracle under Oracle's Technical Support fees and policies in effect when such services are ordered.

4. Miscellaneous. Oracle shall deliver to the Customer Location, for use in the U.S., 1 copy of the software media ("Master Copy") and 1 set of Documentation (in the form generally available) for each Program currently available in production release as of the Effective Date below for use on the Network. Customer shall have the right to make up to 1 copy of the Program(s), including Documentation, for each license of the Program(s) and the Customer shall be responsible for installation of the software. All fees under this Order Form shall be due and payable net 30 days from date of invoice, and shall be non-cancellable and the sums paid nonrefundable. Customer agrees to pay applicable sales/use tax, and media charges. If Customer loses or damages the media containing a Program licensed hereunder, upon Customer's written notice Oracle will provide a replacement copy thereof, under Oracle's then-current Technical Support policies, for a media and shipping charge. The following shipping terms shall apply:
         FOB Destination, Prepaid and Add. These terms shall also apply to any options exercised by Customer. Oracle may refer to Customer as a customer in sales presentations, marketing vehicles and activities.

C.       OTHER

1. Additional Designated Systems. Until 3 year(s) from the Effective Date, Customer shall have the option to add 3 additional Designated System types to this Order Form for a fee, per Additional Designated System, of 10% of the net license fees paid to date under this Order Form at the time Customer elects to exercise this option, if: (i) the Programs licensed herein are available in production release status on the Additional Designated System at the time Customer elects to add the Additional Designated System; and (ii) Customer has continuously maintained Technical Support for such Programs. Payment for the option shall be due and payable on the date Customer exercises this option, and this payment obligation shall be non_cancelable and the sum paid nonrefundable on the date of exercise.

         Oracle shall ship to the Customer Location a single Master Copy of the Program licensed herein for the Additional Designated System added. These Programs may only be copied and installed in accordance with the terms of this Order Form; Oracle has no further shipment obligation other than as specified above. Programs licensed herein for use on Additional designated System(s) may not be currently available. Customer has not relied on potential availability in entering into the payment obligations in this Order Form. Oracle is under no obligation to change current availability.

2. Customer is licensed to use each Program only on the Designated System(s) specified in Section A of this Order Form and for which such Program is available on the Effective Date. The Shipment Summary included with this Order Form specifies the Programs on the particular Designated Systems requested by Customer, which have been shipped or currently are being shipped to Customer.

Customer and Oracle agree that the terms and pricing of this Order Form shall not be disclosed without the prior written consent of the other party. This quote is valid through April 30, 1999 and shall become binding upon execution by Customer and acceptance by Oracle.

NEW YORK MERCANTILE EXCHANGE               ORACLE CORPORATION


Signature: /s/ Debbie Bonsignora           Signature:
          ______________________________             ___________________________

Name: Debbie Bonsignora                    Name:
     ___________________________________        ________________________________

Title: SVP Information Services            Title:
      __________________________________         _______________________________

Effective Date:
               _________________________

SHIPMENT SUMMARY

             PROGRAMS                                                  DESIGNATED SYSTEMS                      MEDIA TYPE
             --------                                                  ------------------                      ----------
             Oracle RBD Server                                         DEC VAX/OPEMVMS                         CD
             Oracle TRACE/Expert Option
             Oracle Programmer for RDB
             CDD/Repository
             Oracle Server Enterprise Edition V7.3

             Oracle8 Enterprise Edition                                DEC APHA/UNIX                           CD
             Diagnostics Pack
             Tuning Pack
             Oracle Programmer
             Oracle RDB Server
             Oracle Programmer for RDB

             Oracle8 Personal Edition                                  MS Windows NT`                          CD

ORACLE(R)
                       JANUARY 1999 PRICE LIST DEFINITIONS

"CONCURRENT DEVICES" (OR "CONCUR DEV"): is the maximum number of input devices accessing the Programs at any given point in time. If multiplexing software or hardware (e.g., a TP monitor, webserver product) is used, this number must be measured at the multiplexing front-end.

"NAMED USER" (OR "NAMED") OR "DEVELOPER": is defined as an individual who is authorized by Customer to use the Oracle Programs, regardless of whether the individual is actively using Programs at any given time.

"CASUAL USER": is defined as an individual authorized by the Customer to only run queries or reports against Oracle Applications Programs. Casual Users are licensed to use any of the above Oracle Applications Program for which Customer has acquired Named User licenses.

"PRIMARY USAGE": is defined as each licensed user being counted only once as a designated Named or Casual User of the Oracle Application he will use most. However, a licensed Named or Casual User may access all Oracle Applications licensed under the Agreement which have been licensed under the same licensing methodology, regardless of the designated Oracle Application of primary use.

"MAILBOX": is defined as a point from which to send or receive electronic mail. It is created when a user account of application is created in Oracle Office.

"COMPUTER": licensed for use on a single specified computer.

"PROCESSOR": shall be defined as the actual number of processors installed in the licensed Computer and running the Oracle Programs, regardless of the number of processors which the Computer is capable of running.

"CLIENT": a computer which (1) is used by only one person at a time, and (2) executes Oracle software in local memory or stores the software on a local storage device.

"FULL USE PROGRAMS": are unaltered versions of the Program with all functions intact.

"DEPLOYMENT PROGRAMS": may be used only to execute existing applications or reports. They may not be used to build or modify reports or applications. Deployment Programs are to be generated by Customer from Full Use Programs.

APPLICATION SPECIFIC PROGRAMS" (OR "APP SPECIFIC"): shall mean Programs which are limited to use solely for Customer's application software defined on the Order Form. Application Specific Programs are to be generated by Customer from Full Use programs.

"WEB SPECIFIC PROGRAM(S) (OR "WEB SPECIFIC"): shall mean Program licenses which may only be accessed by Clients via Internet networking protocols. Notwithstanding any use restrictions in the Agreement or Oracle Program license Terms, Customer's applications may only allow third party web access to a licensed Web Specific Program for viewing, querying, or adding data only, so long as such use is in accordance with the other terms of the Agreement.

For Oracle Human Resources and Oracle Training Administration. "EMPLOYEE" is defined as an individual who is actively managed by the Programs. The term "Employee" includes, without limitation, Customer employees, contractors, retirees, and COBRA dependents.

For Oracle Payroll, "EMPLOYEE" is defined as an individual whose payment, or payment calculations, are generated by the Programs. The term "Employee" includes, without limitation, Customer employees, contractors, retirees, and employees covered by workers compensation laws or regulations.

For Oracle Time Management, "EMPLOYEE" is defined as an individual who submits timecards or other time records for payroll processing.

For Oracle Self-Service Human Resources, Oracle Self-Service Purchasing, Oracle Self-Service Expenses, and Business Intelligence System (BIS) Applications, "EMPLOYEE" is defined as an active employee of Customer.

"FOUNDATION SERVICES": This is limited support, and any license for which it is purchased is not a Supported Program License.

An "EDUCATION UNIT" entitles Customer to acquire education products and services as specified in the Oracle Education catalogue in effect at the time an Education Unit is utilized. Education Units are only valid for 12 months from the Effective Date of the Order or as specifically stated in the applicable Order. Education Units may only be used in the country where the Education Units were acquired or within the Territory defined in the applicable Order. Customer may be required to execute standard Oracle ordering materials in conjunction with utilizing Education Units.

"ORGANIZATIONAL CHANGE MANAGEMENT SERVICES": are services for assisting Customers in managing change in their organizations. Customer's discounts for consulting or training do not apply to such Organization Change Management Services.

A "SUITE" consists of all the functional software components described in the Documentation.

"MODULE": shall mean a functional software component of a Suite or bundle.

ORACLE(R) CREDIT CORPORATION                                    PAYMENT SCHEDULE

Page 1 of 1                                               (ORACLE PRODUCT)   NO.
-----------

Customer:      New York Mercantile             EXECUTED BY CUSTOMER (authorized signature):
               -------------------------
               Exchange Inc                    By:    /s/ Debbie Bonsignore
               -------------------------          ------------------------------------------------------------
Address:       One North End Ave.              Name:  Debbie Bonsignore
               -------------------------          ------------------------------------------------------------
               New York, NY 10282              Title: SVP Information Services
               -------------------------          ------------------------------------------------------------
Contact:                                       EXECUTED BY ORACLE CREDIT CORPORATION:
               -------------------------
Phone:                                         By:
               -------------------------          ------------------------------------------------------------
Order:                dated                    Name:
               -------------------------          ------------------------------------------------------------
Agreement:            dated                    Title:
               -------------------------          ------------------------------------------------------------
PPA No.:              dated
               -------------------------       Payment Schedule Effective Date:

               -------------------------                                         -----------------------------

SYSTEM                                                          PAYMENT SCHEDULE:
------                                                          ----------------
                                                                  Payment Amount                     Due Date:
Software:            $382,232                                        $261,867                        1-Jun-99
               -------------------------
Support:             $665,236            Year 1,2,3,&4               $261,867                        1-May-00
               -------------------------
Education:                                                           $261,867                        1-May-01
               -------------------------
Consulting:                                                          $261,867                        1-May-02
               -------------------------
Other:                                                              Four (4) annual payments due and payable
               -------------------------
System Price:      $1,047,468                                       as set forth above.
               -------------------------


Optional (if this box is checked):

[ ] The System was ordered from an alliance member/agent of Oracle Corporation, whose name and address is specified below, by executing an Order, Customer has directly licensed the Software from Oracle Corporation as Supplier pursuant to the Agreement. For this Payment Schedule, the alliance member/agent is also a Supplier, and the Order and Agreement shall each be considered a separate Agreement hereunder. OCC shall be provided with an Order executed by Customer. Alliance members/agents are not authorized to waive or alter any term or condition of this PPA. Neither OCC nor Assignee shall be responsible to Customer for any claim or liability pertaining to the actions or statements of any alliance member/agent.

OCC may add the applicable Taxes due on the System Price to each Payment Amount, based on the applicable tax rate invoiced by Supplier at shipment, but only if OCC is provided with invoices between Customer and alliance member/agent for the System (specifying applicable Taxes) within ten days of the Payment Schedule Effective Date.

   Alliance Member/Agent:
                          ------------------------------------------------------
   Address:
                          ------------------------------------------------------
   Contact:                                           Phone:
                          ------------------------------------------------------

This Oracle Payment Schedule constitutes a separate agreement, and incorporates by reference the terms and conditions of the above Payment Plan Agreement ("PPA") between Oracle Credit Corporation ("OCC") and Customer for the acquisition of the System from Oracle Corporation or any other party providing any portion of the System, including an alliance member/agent of Oracle Corporation ("Supplier"), and adds the following additional terms.

A. PAYMENTS: This PPA shall replace customer's payment obligation under the Order and Agreement to Supplier, to the extent of the System Price listed above, upon Customer's delivery of a fully executed Order, Agreement, PPA, and any other documentation required by OCC, and execution of the PPA by OCC. Customer agrees that OCC may add the applicable Taxes due on the System Price to each Payment Amount based on the applicable tax rate invoiced by Supplier at shipment. OCC may adjust subsequent Payment Amounts to reflect any change or correction in Taxes due. If the System Price includes support fees for a support period that begins after the first support period, such fees and the then relevant Taxes will be paid to Supplier in the applicable support period as invoiced from the Payment Amounts received in that period. The balance of each Payment Amount, unless otherwise stated, includes a proportional amount of the remaining components of the System Price.

B. SYSTEM: Software shall be accepted, and the services shall be deemed ordered pursuant to the terms of the Agreement. Customer agrees that any software acquired from Supplier to replace any part of the System shall be subject to the terms of the PPA.

C. ADMINISTRATIVE: Customer agrees that OCC or its Assignee may treat faxes or photocopies delivered to OCC as original documents; however, Customer agrees to deliver signed documents if requested, Customer agrees that OCC may insert the appropriate administrative information to complete the above form. OCC will provide a copy of the final PPA upon request.

                                   AMENDMENT 1
                                     TO THE
                           NETWORK LICENSE ORDER FORM
                                     BETWEEN
                          NEW YORK MERCANTILE EXCHANGE
                                       AND
                               ORACLE CORPORATION

This document ("Amendment One") amends the Network License Order Form, dated April 14, 1999 (the "Agreement"), between New York Mercantile Exchange ("Customer") and Oracle Corporation ("Oracle"). The parties hereby agree to amend the Agreement as follows:

1. The following shall be added to Section B.2 "Technical Support" of the
Agreement:

For 4 years from the Effective Date of this Order Form Customer may receive annual Gold Technical Support for all the Programs licensed in the U.S. under this Order Form marked with a # in Section A above, and Silver Technical Support services for Oracle8 Personal Edition, Oracle8 Enterprise Edition, Diagnostics Pack, Tuning Pack, and Oracle Programmer (except for licenses that are modified or are added to this Order From after the Effective Date). Technical Support consists of Updates for such licenses as well as support services, pursuant to the Technical Support Policies in effect as of the Effective Date.

             Support Year              Technical Support Fee
             ------------              ---------------------
             First Year                $ 166,309
             Second Year               $ 166,309
             Third Year                $ 166,309
             Fourth Year               $ 166,309

2. The first sentence of Section B.2 shall be deleted and replaced with the following:

Technical Support Cap. For up to 2 years from the end of the Technical Support period specified in Section B.2 above, Customer may acquire Gold Technical Support services for all the Programs licensed in the U.S. under this Order From marked with a # in Section A above, and Silver Technical Support services for Oracle8 Personal Edition, Oracle8 Enterprise Edition, Diagnostics Pack, Tuning Pack, and Oracle Programmer (except for licenses that are modified or are added to this Order Form after the Effective Date), for an annual fee not to increase each year by more than 8% of the Technical Support fee paid by Customer for similar Technical Support services in the preceding year (excluding any Support fee credit issued for terminated licenses), provided Customer continuously maintains Technical Support services during such period.

The Effective Date of this Agreement One is April ____, 1999.

NEW YORK MERCANTILE                        ORACLE CORPORATION
EXCHANGE


By: /s/ Neal Wolkoff                       By:
    _________________________________          _________________________________

Name: Neal Wolkoff                         Name:
      _______________________________            _______________________________

Title: Exec. V.P.                          Title:
       ______________________________             ______________________________


                                       9